UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):	February 27, 2008

Dresser-Rand Group Inc.
(Exact name of registrant as specified in its Charter)

Delaware	001-32586	20-1780492
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1200 W. Sam Houston Parkway N., Houston, Texas	77043
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:	(713) 467-2221

Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

ITEM 2.02  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

ITEM 9.01 FINANCIAL STATEMENTS ANDEXHIBITS

SIGNATURES

EXHIBIT INDEX

Item 2.02. Results of Operations and Financial Condition

This amendment to the Current Report on Form 8-K of Dresser-Rand Group Inc. (the “Company”) filed with the Securities Exchange Commission on February 27, 2008, is filed solely for purposes of correcting the financial information accompanying the Company’s press release that was furnished as Exhibit 99.1 to original Current Report. The amounts for net sales of products and the net sales of services for the fourth quarter of 2007 and 2006 are being revised in the Consolidated Statement of Income, which was attached to the press release. The correct amounts are as follows (dollars in millions):

	Fourth Quarter
	2007	2006
Net sales of products	$425.8	$387.2
Net sales of services	$94.3	$88.5

The amounts previously reported for the fourth quarter of 2007 and 2006 actually reflected amounts for our segments: new units and after-market parts and services. The total revenues reflected in the Consolidated Statement of Income for the fourth quarters of 2006 and 2007 were correct.

In addition, the Consolidated Statement of Cash Flow attached to the press release is also being revised to correct the cash and cash equivalents reflected at the beginning of the year 2006 upward from $88.0 million to $98.0 million with a corresponding $10 million increase to the cash and cash equivalents reflected for the end of the year 2006, the beginning of the year 2007 and the end of the year 2007.

Exhibit 99.1 to this Amendment amends and supersedes the Consolidated Statement of Income and Consolidated Statement of Cash Flow provided in Exhibit 99.1 to the original Current Report.

This Amendment does not reflect any events that have occurred after the filing of the original Current Report on February 27, 2008, and does not modify or update the disclosures in such Current Report in any way except as specifically described herein.

The information in this Amendment and the original Current Report is furnished and shall not be deemed "filed" with the SEC for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that Section, and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent registrant specifically incorporated it by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits
The following is furnished as an exhibit to this Report.

Exhibit No.	Description
99.1	Revised Consolidated Statement of Income and
Revised Consolidated Statement of Cash Flow

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DRESSER-RAND GROUP INC
(Registrant)

Date: February 28, 2008	By:	/s/ Mark F. Mai
Mark F. Mai
Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Revised Consolidated Statement of Income and
Revised Consolidated Statement of Cash Flow